Exhibit 99.1

Diane Legg, founder of LUNGSTRONG visits Blueprint Medicines in June 2018 Advances in Precision Oncology: BLU-667 data review and portfolio update June 3, 2019 2019 ASCO Annual Meeting

Forward-looking statements 2 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the development of avapritinib and BLU-667 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those development plans; the potential benefits of Blueprint Medicines’ current and future drug candidates in treating patients; plans and timelines for marketed products and marketing applications in the United States and Europe, therapeutic candidates in clinical development and research programs; and the Company’s strategy, key goals and anticipated milestones, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, BLU-667, BLU-554 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of the Company’s current and future collaborations, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. and its collaboration with CStone Pharmaceuticals. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission (“SEC”) on May 9, 2019, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Agenda Introduction and portfolio update Jeff Albers Chief Executive Officer BLU-667 clinical data review Benjamin Besse, M.D., Ph.D. Head of Cancer Medicine Department, Gustave Roussy Cancer Center BLU-667 program strategy Andy Boral, M.D., Ph.D. Chief Medical Officer Questions and answers All Closing remarks Jeff Albers Chief Executive Officer 3

Precision therapies for people with cancer and rare diseases Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 4 A new way of looking at kinase medicines With a focus on core areas of expertise GENOMICALLY DEFINED CANCERS CANCER IMMUNOTHERAPY SELECTIVE NON-SELECTIVE avapritinib Rydapt® (midostaurin) RARE DISEASES

Our vision for building the leading precision therapy company 5 Robust scientific platform to design selective kinase medicines Disciplined portfolio management focused on therapeutic area leadership Effective and nimble commercial organization with global reach Rapid, reproducible product development Reinvestment of revenue to sustain constant innovation cycle

Rapidly advancing pipeline of investigational precision therapies

DRUG CANDIDATE (TARGET)	DISCOVERY / EARLY CLINICAL DEVELOPMENT / LATE CLINICAL DEVELOPMENT	REGULATORY SUBMISSION / APPROVED	COMMERCIAL RIGHTS
Avapritinib (KIT & PDGFRA)	PDGFRA Exon 18 mutant GIST [1]	NDA planned June 2019	*
	4L GIST [1]	NDA planned June 2019	
	3L GIST [1]	NDA planned 2020	
	2L GIST [1]	trial planned 2H 2019	
	Advanced SM	NDA planned Q1 2020	
	Indolent and smoldering SM		
BLU-667 (RET)	2L RET-fusion NSCLC [1]	NDA planned Q1 2020	
	1L RET-fusion NSCLC [1] – trial planned 2H 2019		
	EGFR-m NSCLC (+osimertinib) [1] – trial planned 2H 2019		
	2L RET-mutant MTC [1]	NDA planned 1H 2020	
	Other RET-altered solid tumors [1]		
BLU-554 (FGFR4)	Advanced HCC		
	Advanced HCC (+CS-1001) – trial planned 2H 2019		
BLU-782 (ALK2)	FOP [2]		
4 undisclosed targets			
Immunokinase targets	Up to 5 cancer immunotherapy programs; development stage undisclosed		Roche **

EGFR-m, EGFR mutant; FOP, fibrodysplasia ossificans progressive; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; NSCLC, non-small cell lung cancer; MTC, medullary thyroid cancer; SM, systemic mastocytosis. [1] Unresectable or metastatic disease. [2] Phase 1 trial in healthy volunteers ongoing. Phase 2 trial in patients with FOP planned Q4 2019. * CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, BLU-554 and BLU-667 in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. ** Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.

6

Multiple planned marketing applications to support our rapid evolution into a fully-integrated biopharmaceutical company

Program	Indication (Late Clinical Development)	Regulatory Submission Plans
Avapritinib KIT & PDGFRA	PDGFRA Exon 18 mutant GIST	NDA June; MAA Q3 2019
	4L GIST	NDA June; MAA Q3 2019
	3L GIST	2020
	2L GIST*	
	Advanced SM	Q1 2020
	Indolent and smoldering SM	
BLU-667 RET	2L RET-fusion NSCLC	Q1 2020
	1L RET-fusion NSCLC*	
	EGFR-mutant NSCLC (+osimertinib)*	
	2L RET-mutant MTC	1H 2020
	Other RET-altered solid tumors	

Clinical Experience

~1,000

people enrolled across avapritinib and BLU-667 trials

7

ongoing or planned global registration-enabling trials

blueprint MEDICINES

* Trials planned to initiate 2H 2019.
All target GIST, NSCLC and MTC populations have unresectable or metastatic disease. MAA, marketing authorization application; NDA, new drug application.

7

Data presented at ASCO to form the basis of initial planned global marketing applications for avapritinib in advanced GIST

PDGFRA Exon 18 Mutant GIST (n=43)[1]

86% ORR (central radiology)

mDOR not reached

Breakthrough Therapy Designation[2]

4L GIST (n=111)[1]

22% ORR (central radiology)

10.2 months mDOR

Safety Results (N=204):

- Avapritinib was generally well-tolerated and most AEs reported by investigators were Grade 1 or 2
- Grade ≥3 treatment-related AEs included anemia, fatigue, blood bilirubin increased, cognitive effects and diarrhea
- Relative dose intensity was 86% at 300 mg QD, the recommended dose for planned marketing applications
- Across all doses, 8.3% of patients discontinued avapritinib due to treatment-related AEs

Plan to submit NDA for PDGFRA Exon 18 mutant and 4L GIST in June 2019 blueprint MEDICINES

[1] Patients treated with a starting dose of 300 or 400 mg QD. One response pending confirmation for ORR in PDGFRA Exon 18 mutant GIST and for ORR in 4L GIST.
[2] Avapritinib granted Breakthrough Therapy Designation for the treatment of patients with unresectable or metastatic GIST harboring the PDGFRα D842V mutation.
Data reported at ASCO 2019 Annual Meeting on June 1, 2019. Data cutoff date: November 16, 2018.
AE, adverse events; mDOR, median duration of response; ORR, objective response rate; QD, once daily.

8

BLU-667 clinical profile aligns with opportunities in RET-altered cancers

Promising emerging BLU-667 clinical profile

- ✓ **High response rates and durable anti-tumor activity** regardless of RET genotype, tumor type or prior therapy
  - Strong activity against brain metastases in NSCLC patients
- ✓ **Favorable safety profile** with low discontinuation rates in advanced cancer populations
- ✓ Regulatory feedback on expedited development and **Breakthrough Therapy Designations for NSCLC and MTC**
- **Plan to submit NDA** for previously treated NSCLC in Q1 2020 and previously treated MTC in 1H 2020

Significant opportunities to impact patient care

RET fusion+ NSCLC

~1–2% of NSCLC

RET mutation+ MTC

~90% of advanced MTC

Tumor agnostic RET+ cancers

Low variable RET frequency across tumor types

Resistant EGFR mutation+ NSCLC

Growing understanding of RET-driven resistance

Data reported at ASCO 2019 Annual Meeting on June 1 and 3, 2019. Data cutoff date: April 28, 2019.

1. Lipson, et al. *Nat Med* 2012; 2. Takeuchi, et al. *Nat Med 2012;* 3. Romei, et al. *Oncotarget* 2018.

BLU-667 granted Breakthrough Therapy Designation for the treatment of patients with RET-fusion positive NSCLC that has progressed following platinum-based chemotherapy and for the treatment of patients with RET mutation-positive MTC that requires systemic treatment and for which there are no acceptable alternative treatments.

blueprint MEDICINES

9

BLU-667 clinical data review Benjamin Besse, M.D., Ph.D. Gustave Roussy Cancer Center

11 Clinical Activity and Tolerability of BLU-667, a Highly Potent and Selective RET Inhibitor, in Patients with Advanced RET-Fusion+ Non-small Cell Lung Cancer (Oral Abstract 9008) Justin F. Gainor, Dae Ho Lee, Giuseppe Curigliano, Robert C. Doebele, Dong-Wan Kim, Christina S. Baik, Daniel Shao-Weng Tan, Gilberto Lopes, Shirish M. Gadgeel, Philippe Alexandre Cassier, Matthew H. Taylor, Stephen V. Liu, Benjamin Besse, Michael Thomas, Viola Weijia Zhu, Hui Zhang, Corinne Clifford, Michael R. Palmer, Christopher D. Turner, Vivek Subbiah Activity and Tolerability of BLU-667, a Highly Potent and Selective RET Inhibitor, in Patients with Advanced RET-altered Thyroid Cancers (Poster Abstract 6018) Matthew H. Taylor, Justin F. Gainor, Mimi I-Nan Hu, Viola Weijia Zhu, Gilberto Lopes, Sophie Leboulleux, Marcia S. Brose, Martin H. Schuler, Daniel W. Bowles, Dong-Wan Kim, Christina S. Baik, Elena Garralda, Chia-Chi Lin, Douglas Adkins, Debashis Sarker, Giuseppe Curigliano, Hui Zhang, Corinne Clifford, Michael R. Palmer, Christopher D. Turner, Vivek Subbiah

12 Disclosures Benjamin Besse, M.D., Ph.D. Research funding: AbbVie, Amgen, AstraZeneca, Biogen, Blueprint Medicines, Bristol-Myers Squibb, Celgene, GlaxoSmithKline, Ignyta, Inivata, Lilly, Merck KGaA, MSD Oncology, Nektar, Onxeo, Pfizer, PharmaMar, Sanofi, Spectrum Pharmaceuticals, Takeda, Tiziana Therapeutics

RET Alterations: Diverse Oncogenic Drivers Lacking Targeted Therapeutic Approach

Non-small cell lung cancer: ~1-2% RET fusions[1,2]

Advanced medullary thyroid cancer: ~90% RET mutations[3]

Papillary thyroid cancer: ~20% RET fusions[4]

Multiple other tumor types including esophageal, breast, melanoma, colorectal, and leukemia: <1% RET-altered[5,6]



NSCLC patients with RET fusions have not significantly benefited from existing therapy

- Chemotherapy: nonspecific, low response rates, significant toxicity
- Checkpoint inhibition: Preliminary evidence for lack of benefit in RET-altered NSCLC[7]
- Multikinase inhibitors: ↓ activity, ↑ off-target toxicity[8,9]

No selective RET inhibitors are approved

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19
Slides are the property of the author, permission required for reuse.

NSCLC, non-small cell lung cancer; ORR, overall response rate; PFS, progression-free survival. 1. Lipson, et al. *Nat Med* 2012; 2. Takeuchi, et al. *Nat Med* 2012; 3. Romei, et al. *Oncotarget* 2018; 4. Santoro, et al. *J Clin Invest* 1992; 5. Kato, et al. *Clin Cancer Res* 2017; 6. Ballerini, et al. *Leukemia* 2012; 7. Mazieres, et al. *JCO* 2018; 8. Drilon, et al. *Lancet* 2017; 9. Yoh, et al. *Lancet Respir Med* 2017

13

ARROW: BLU-667 Dose-Escalation and Expansion Study

Part 1: Dose-Escalation (N=62; Complete)[1]

RET-altered advanced solid tumors

BLU-667: 30-600 mg by daily oral administration (QD or BID)

Phase 2 dose determined (400 mg QD)

ARROW is registered with clinicaltrials.gov (NCT03037385)

Part 2: Expansion Cohorts (Ongoing)

BLU-667 400 mg QD

- Unresectable, advanced solid tumor
- RET alteration status by local tumor testing
- No additional driver mutation
- ECOG PS 0-1
- Asymptomatic brain metastases allowed
- Progressive disease or intolerant to SOC therapy, or not a candidate

Primary objectives:

Overall response rate (RECIST 1.1)

Safety

- RET fusion+ NSCLC, prior platinum (n=80)
- RET fusion+ NSCLC, platinum naïve (n=40)
- MTC, prior cabozantinib or vandetanib (n=60)
- MTC, no prior cabozantinib or vandetanib (n=40)
- Other RET fusion+ tumors (n=40)
- Other RET-mutated tumors (n=20)
- RET-altered, prior selective RET inhibitor (n=20)

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19 Slides are the property of the author, permission required for reuse.

BID, twice daily dosing; ECOG PS, Eastern Cooperative Oncology Group performance status; MTC, medullary thyroid cancer; QD, once daily dosing; RECIST, response evaluation criteria in solid tumors; SOC, standard of care.
1. Subbiah, et al. *Cancer Res* 2018.

14

Baseline Characteristics RET Fusion+ Advanced NSCLC Patients ECOG PS, Eastern Cooperative Oncology Group Performance Status. aSmoking history is unknown for one patient. bIncludes RET fusion+ by fluorescence in situ hybridization (FISH); RET fusion partner to be determined via central analysis. Data cut-off date: 28 Apr 2019. 15 RET Fusion Partner KIF5B 66% CCDC6 13% Other (DOCK1, EML4) 2% Fusion partner unknownb 19% RET-Fusion+ Advanced NSCLC 400 mg QD Starting Dose Characteristic All (N=120) Prior Platinum (N=91) Age (years), median (range) 60 (28-87) 60 (28-85) Male, n (%) 59 (49) 45 (49) ECOG PS, n (%) 0 46 (38) 33 (36) 1-2 74 (62) 58 (64) Brain metastases, n (%) 48 (40) 36 (40) Prior systemic regimens, median (range) 2 (0-11) 2 (1-11) Any prior anticancer treatment 101 (84) 91 (100) Chemotherapy, n (%) 92 (77) 91(100) PD-1 or PD-L1 inhibitor, n (%) 47 (39) 41 (45) Chemotherapy + PD-(L)1 combination, n (%) 41 (34) 41 (45) Multikinase inhibitor, n (%) 21 (18) 20 (22) Smoking historya Current/Prior 41 (34) 33 (36) Never 78 (65) 57 (63) Histology Adenocarcinoma 114 (95) 87 (96) Other 6 (5) 4 (4)

BLU-667 Demonstrates Substantial Antitumor Activity in RET Fusion+ Advanced NSCLC 16 CI, confidence interval; CR, complete response; DCR, disease control rate (best response of SD or better); ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease. Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. Response-evaluable population includes patients with measurable disease at baseline and ≥1 evaluable post-treatment disease assessment, and excludes 4 patients who previously received >1 cycle of a selective RET inhibitor. * All responses are confirmed on two consecutive assessments as per RECIST 1.1. 5/7 (71%) treatment-naïve patients had confirmed PR Best Response All (N=48) Prior Platinum (N=35) ORR (95% CI) 58% (43–72) 60% (42–76) CR* PR* SD PD 1 27 18 2 1 20 14 - DCR (95% CI) 96% (86–99) 100% (90–100) -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU - 667 Starting Dose 400 mg QD Platinum-naive Prior Platinum

BLU-667 Induces Rapid and Durable Responses in RET Fusion+ Advanced NSCLC 17 Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. Treatment ongoing Treatment after PD Post-treatment follow-up CR PR PD Most responses occur at the first scan (week 8) 82% of responding patients remain on treatment as of the data cut-off Median duration of response not yet reached Patients have been on treatment up to 24 months (including dose-escalation and regardless of starting dose) Duration of Treatment and Response: BLU-667 Starting Dose 400 mg QD 0 2 4 6 8 10 12 14 16 Treatment Duration (Months)

BLU-667 is Active Regardless of Prior Checkpoint Treatment 18 Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. -100 -80 -60 -40 -20 0 20 40 Maximum Reduction - Sum of Diameter Change from Baseline, % BLU - 667 Starting Dose 400 mg QD -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU - 667 Starting Dose 400 mg QD Prior PD-1 or PD-L1 inhibitor PD-1 and PD-L1 inhibitor naïve

BLU-667 is Active Across RET Fusion Genotypes 19 Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU - 667 Starting Dose 400 mg QD CCDC6 KIF5B Other/unknown

BLU-667 is Active Regardless of CNS Involvement 20 CNS, central nervous system Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU - 667 Starting Dose 400 mg QD CNS involvement No CNS involvement

BLU-667 is Active Against Intracranial Metastases 7 of 9 (78%) patients had shrinkage of measurable brain metastases No patients at 400 mg QD starting dose had progression due to new CNS involvement 21 aData shown for 9 patients with brain lesion(s) identified as RECIST 1.1 target lesions at baseline. Data cut-off date: 28 Apr 2019. Shrinkage of Brain Metastasesa RET fusion partner: Unknown CCDC6 KIF5B 0 2 4 6 8 -100 -75 -50 -25 0 25 50 Months on Study C h a n g e i n S u m o f D i a m e t e r o f T a r g e t B r a i n L e s i o n s , %

Brain metastases 49yo male Diagnosis : Lung adenocarcinoma Molecular profile : fusion RET-KIF5B, intermediate tumor mutation burden Previous treatments : October 2016 : adenocarcinoma cT3N3M0 : concurrent chemoradiotherapy May 2017 : brain metastasis : Pemetrexed (PR) October 2017 : brain progression = SABR (cerebellum) + cyberknife March 2018 : thoracic and brain progression (irradiated and non-irradiated brain metastasis) PACLITAXEL-BEVACIZUMAB July 2018 : cerebral progression (no local treatment feasible) PEMBROLIZUMAB October 2018: progression disease (lung/brain) DOCETAXEL December 2018 : brain/lung progression TITRE DU DIAPORAMA Général 22

Brain metastases Baseline December 26, 2018 Phase I trial: BLU-667 400mg QD C1D1 January 11, 2019 Then 300 mg QD (asymptomatic Gr3 CPK) TITRE DU DIAPORAMA Général 23

Radiological assessment Baseline: December 26, 2018 March 5, 2019 TITRE DU DIAPORAMA Général 24

Radiological assessment TITRE DU DIAPORAMA Général 25 Baseline: December 26, 2018 March 5, 2019

Radiological assessment TITRE DU DIAPORAMA Général 26 Baseline: December 26, 2018 March 5, 2019

BLU-667 is Well Tolerated by Patients with RET Fusion+ Advanced NSCLC RET Fusion+ Advanced NSCLC 400 mg QD Starting Dose (N=120) Adverse Events Treatment-Emergent (≥15% overall) Treatment-Related All Grade ≥3 All Grade ≥3 Constipation 30% 2% 17% 2% Neutropeniaa 26% 13% 26% 13% AST increased 24% 5% 20% 2% Fatigue 21% 3% 13% 3% Hypertension 20% 13% 13% 10% Anemia 18% 7% 11% 4% Diarrhea 18% 2% 9% - Pyrexia 18% - 2% - ALT increased 17% 3% 13% 2% Cough 17% - 3% - Dry mouth 17% - 12% - Among 120 pts with advanced NSCLC receiving BLU-667 starting dose of 400 mg QD: Treatment-related toxicity is generally low-grade and reversible 7% discontinued BLU-667 due to treatment-related toxicity* Pneumonitis, respiratory distress/ hypoxemia, mucositis/colitis, myelosuppression, gait disturbance, anemia Additional grade ≥3 treatment related AEs (≥2%): increased CPK (3%), leukopeniab (3%). 27 aCombined term including decreased neutrophils and neutropenia. bCombined term including leukopenia and white blood cell count decreased. AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; CPK, creatine phosphokinase. Data cut-off date: 28 Apr 2019. * Across the entire study (n=276), rate of discontinuation due to treatment-related toxicity is 4%.

2nd line TKI 58yo female Diagnosis : Lung adenocarcinoma Molecular profile : fusion RET-KIF5B, intermediate TMB Previous treatments : December 2013 right upper lobectomy pT3 N0 R1 Adjuvant chemotherapy with Vinorelbine and cisplatin Adjuvant mediastinal radiotherapy Pulmonary relapse in May 2016 NIVOLUMAB from Jun. 2016 to Mar. 2017 : progressive disease (low pace) NIVOLUMAB + a SRC inhibitor from April to September 2017 Specific RET TKI from April 19th to May 15th 2018 : response but definitive stop for toxicity TITRE DU DIAPORAMA Général 28

Radiological Assessment TITRE DU DIAPORAMA Général 29 Baseline : Jan. 14, 2019 May 20, 2019 PR -47%

RET Alterations: Diverse Oncogenic Drivers Lacking Targeted Therapeutic Approach

Non-small cell lung cancer: ~1-2% RET fusions[1,2]

Advanced medullary thyroid cancer: >90% RET mutations[3]

Papillary thyroid cancer: ~10-20% RET fusions[4]

Multiple other tumor types including esophageal, breast, melanoma, colorectal, and leukemia: <1% RET-altered[5,6]



Patients with RET-mutant MTC and other RET-altered cancers may benefit from highly targeted therapy

- Multikinase inhibitors are approved for MTC, but have important limitations:[7]
  - Modest efficacy (28-45% ORR)
  - Off-target toxicity often requiring dose modification or discontinuation
  - Emergence of resistance

No selective RET inhibitors are approved

1. Lipson, et al. Nat Med 2012; 2. Takeuchi, et al. Nat Med 2012; 3. Romei, et al. Oncotarget 2018; 4. Santoro, et al. J Clin Invest 1992; 5. Kato, et al. Clin Cancer Res 2017. 6. Ballerini, et al. Leukemia 2012; 7. Drilon, et al. Nature Reviews Clinical Oncology, 2017.

30

Results: Advanced RET-Mutated MTC Antitumor Activity – Tumor Response 31 RET-mutated MTC (400 mg QD starting dose)a All MTC (n=32) Prior Cabo or Vand (n=16) ORR (95% CI) 56% (38–74) 63% (35–85) CR PRb SD PD 1 17 13 1 - 10 5 1 DCR (95% CI) 97% (84–100) 94% (70–100) Tumor shrinkage 94% 100% 31 a Data for response-evaluable patients enrolled by November 14, 2018 with follow-up through a data cut-off date of April 28, 2019. Response-evaluable population includes patients with measurable disease and ≥1 evaluable post-treatment disease assessment. b Two responses are pending confirmation. -100 -80 -60 -40 -20 0 20 Cabo or Vand-naïve Prior Cabo or Vand Maximum % Reduction from Baseline Sum of Diameters of Target Lesions Cabo and Vand - naive

Results: Advanced RET-Mutated MTC Antitumor Activity – Treatment and Response Duration RET-mutated MTC (400 mg QD starting dose)a Treatment ongoing Cabo and Vand-naïve Prior Cabo or Vand Patients remain on treatment up to 15.6 months, with treatment ongoing Responses accumulate over time All 18 patients with tumor response remain on treatment Median duration of response not yet reached CR PR PD a Data for response-evaluable patients enrolled by November 14, 2018 with follow-up through a data cut-off date of April 28, 2019. Response-evaluable population includes patients with measurable disease and ≥1 evaluable post-treatment disease assessment. 32 0 2 4 6 8 10 12 14 16 Study Month

Results: Advanced RET-Mutated MTC Adverse Event Term RET-mutated MTC (400 mg QD Starting Dose; N=64) Treatment-Emergent [≥15% overall; n (%)] Treatment-Related n (%) All Grade ≥3 All Grade ≥3 Hypertension 26 (41) 15 (23) 19 (30) 10 (16) Constipation 21 (33) 1 (2) 12 (19) 1 (2) Neutropeniaa 17 (27) 7 (11) 15 (23) 7 (11) Anemia 14 (22) 3 (5) 6 (9) 1 (2) Aspartate aminotransferase increased 14 (22) - 9 (14) - Leukopeniab 14 (22) 1 (2) 11 (17) - Alanine transaminase increased 13 (20) - 8 (13) - Diarrhea 13 (20) 3 (5) 6 (9) 1 (2) Headache 12 (19) - 5 (8) - Blood creatinine increased 11 (17) - 7 (11) - Fatigue 11 (17) - 6 (9) - Hypocalcemia 11 (17) 4 (6) 4 (6) 1 (2) Additional grade ≥3 treatment related AEs (≥2%): blood creatine phosphokinase increased (5%). aCombined term including decreased neutrophil count. bCombined term including decreased white blood cell count. Tolerability Among 64 pts with RET-mutated MTC receiving BLU-667 starting dose of 400 mg QD: Treatment-related toxicity is generally low-grade and reversible No patients discontinued BLU-667 due to treatment-related toxicity (4% across the entire study) Data cut-off date: 28 Apr 2019. 33

34 BLU-667 has Activity in Other RET Fusion+ Malignancies PR in 2/2 patients with metastatic pancreatic cancer 67 yo male, CCDC6-RET fusion, continues with confirmed PR (53% shrinkage) at 6 months 31 yo male, TRIM33-RET and JMJD1C-RET fusions, continues treatment after PR(41% shrinkage) at first response assessment PR in a patient with intrahepatic bile duct carcinoma 51 yo female, NCOA4-RET fusion, continues with confirmed PR (67% shrinkage) at 15 months ORR 83% (5/6)* in RET-fusion papillary thyroid cancer Safety profile similar to what was seen in RET fusion+ NSCLC * Confirmation of response is pending for two patients. Data cut-off date: 28 Apr 2019.

35 Conclusions BLU-667 demonstrates broad and durable anti-tumor activity in advanced RET-altered cancers Highly active regardless of RET alteration, tumor type, treatment history or CNS involvement RET fusion+ NSCLC 60% ORR in NSCLC patients previously treated with platinum-based chemotherapy 71% response rate in (5/7) NSCLC patients naïve to prior systemic therapy Strong activity against intracranial metastases RET mutation+ MTC and other RET-altered cancers 63% ORR in MTC patients previously treated with an multikinase inhibitor Responses observed in papillary thyroid cancer, pancreatic cancer and intrahepatic bile duct carcinoma Well tolerated at 400 mg QD with most AEs grade 1 or 2 FDA breakthrough therapy designations granted for RET fusion+ NSCLC and RET mutation+ MTC Data support broad registration-directed development program across patient populations, including expansion of the ARROW trial in treatment-naïve NSCLC patients

Acknowledgments

- Participating patients and families
- BLU-667-1101 Investigators and research coordinators
  - The University of Texas MD Anderson Cancer Center, Houston, TX, United States
  - Oregon Health & Science University, Portland, OR, United States
  - Massachusetts General Hospital Cancer Center, Boston, MA, United States
  - University of Pennsylvania, Philadelphia, PA, United States
  - University of California Irvine Medical Center, Irvine, CA, United States
  - University of Miami, Miami, FL, United States
  - Georgetown University Medical Center, Washington, District of Columbia, United States
  - University of Washington, Seattle, WA, United States
  - University of Michigan, Ann Arbor, MI, United States
  - Cornell University, New York, NY, United States
  - University of Colorado, Aurora, CO, United States
  - Washington University School of Medicine, St. Louis, MO, United States
  - Mayo Clinic, Rochester, MN, United States
  - Mayo Clinic, Jacksonville, FL, United States
  - Mayo Clinic, Phoenix, AZ, United States
  - Texas Oncology, Dallas, TX, United States
  - Thoraxklinik Heidelberg, Heidelberg, Germany
  - Universitatsklinikum Essen, Essen, Germany
  - Pius-Hospital Oldenberg, Oldenberg, Germany
  - Vall d'Hebron University Hospital, Barcelona, Spain
  - Hospital Universitario 12 de Octubre, Madrid, Spain
  - Hospital Universitario Ramon y Cajal, Madrid, Spain
  - Hospital Clinic Barcelona, Barcelona, Spain
  - Hospital Duran I Reynals, Barcelona, Spain
  - Centre Leon Berard, Lyon, France
  - Gustave Roussy, Villejuif, France
  - Institut Claudius Regaud, Toulouse, France
  - CHU de Rennes, Rennes, France
  - CHRU de Lille, Lille, France
  - Institut Bergonie, Bordeaux, France
  - University College of London NHS Foundation Trust, London, UK
  - Guy's Hospital St. Thomas NHS Foundation Trust, London, UK
  - The Christie NHS Foundation Trust, Manchester, UK
  - University of Milano, Istituto Europeo di Oncologia, Milan, Italy
  - Grande Ospedale Metropolitano Niguarda, Milan, Italy
  - University Medical Center Gronigen, Gronigen, Netherlands
  - National Cancer Centre Singapore, Singapore, Singapore
  - Seoul National University Hospital, Seoul, Republic of Korea
  - Asan Medical Center, Seoul, Republic of Korea
  - Severance Hospital, Seoul, Republic of Korea
  - National Taiwan University Hospital, Taipei, Taiwan
- Colleagues at Blueprint Medicines Corporation

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19
Slides are the property of the author, permission required for reuse.
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BLU-667 program strategy Andy Boral, M.D., Ph.D. Chief Medical Officer, Blueprint Medicines

A powerful scientific platform with a focused research strategy 38 Difficult-to-drug Kinase targets that are difficult to drug with existing technologies Treatment-resistant Kinase targets characterized by alterations promoting resistance to existing therapies Novel biology New kinase targets identified via computational and cell biology BLU-667 highlights our ability to rapidly design innovative precision therapies

BLU-667 is a highly selective and potent RET inhibitor

BLU-667 selectively inhibits RET versus other kinases

Biochemical potency for RET versus other kinases (IC_{50}, fold difference)

Anti-targets	VEGFR-2	JAK1	JAK2	TRKC
BLU-667	88x	20x	158x	59x

- BLU-667 is ≥100x more selective for RET than 96% of kinases tested

BLU-667 potently inhibits common RET fusions and mutations

Biochemical potency against common RET alterations (IC_{50}, nM)

RET alteration	WT RET	CCDC6-RET	M918T	RET V804L	RET V804M
BLU-667	0.4 nM	0.4 nM	0.4 nM	0.3 nM	0.4 nM

- Potent in vivo activity against RET-KIF5B and RET-CCDC6, including in intracranial models blueprint MEDICINES

Subbiah, et al. Cancer Discovery, 2018.

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40 BLU-667 has differentiated preclinical activity Blueprint Medicines internal data on file. RET fusion KIF5B-RET KIF5B-RET V804L KIF5B-RET V804M KIF5B-RET V804E BLU-667 10.1 nM (1x) 8.1 nM (0.8x) 14.1 nM (1.4x) 8.1 nM (0.8x) Loxo-292 10.5 nM (1x) 28.4 nM (2.7x) 78.8 nM (7.5x) 126 nM (12x) Inhibition of gatekeeper mutations predicted to drive resistance Cellular anti-proliferative activity against KIF5B-RET the most common RET fusion in NSCLC [IC50, nM (fold difference)] Selectivity for VEGFR-2 Cellular activity against p-VEGFR-2 (IC50, nM) Anti-target p-VEGFR-2 BLU-667 65 nM Loxo-292 54 nM

41 Emerging BLU-667 clinical profile reflects original purpose-built design High response rates and durable anti-tumor activity in NSCLC and MTC patients regardless of RET genotype Clinical responses in multiple patients with other RET-altered cancers Strong activity against brain metastases in patients with NSCLC Preliminary evidence of clinically active and tolerable combination with osimertinib in patients with EGFR-mutant NSCLC Well-tolerated with low discontinuation rates in advanced cancer populations Clinical responses in 2 of 4 patients previously treated with Loxo-292 Data presented at ASCO 2019 Annual Meeting. Data cut-off: April 28, 2019. Data for BLU-667 in combination with osimertinib presented at September 2018 International Association for the Study of Lung Cancer 19th World Conference on Lung Cancer and published online in Cancer Discovery.

ARROW trial – BLU-667 RET fusion+ NSCLC previously treated with platinum-based chemo1 Preliminary PFS for BLU-667 in previously treated NSCLC supports advancing development into first-line setting 1 BLU-667 PFS analysis. Data cut-off: April 28, 2019. 2 Ou, et al. ASCO presentation, 2015. 3 Alectinib prescribing information. 4 Osimertinib prescribing information. PFS, progression free survival. 42 Alectinib – ALK+ NSCLC Median PFS Previously treated with crizotinib2 8.9 months Previously untreated3 25.7 months Median PFS not reached Osimertinib – EGFR+ NSCLC Median PFS Previously treated with systemic therapy4 10.1 months Previously untreated4 18.9 months 87 67 40 24 14 6 0 0 2 4 6 8 10 12 Months from First Study Drug 0 10 20 30 40 50 60 70 80 90 100 P r o g r e s s i o n F r e e S u r v i v a l P r o b a b i l i t y ( % ) At Risk Figure 14.2.4.1.1.3 Kaplan-Meier Plot of Progression Free Survial All Prior Platinum-based Chemotherapy Treated RET-fusion NSCLC at 400mg QD Patients Prior selective RET-inhibitor treated patients were not included. Data snapshot: 28APR2019

Patient 4 RET-fusion NSCLC Initiated BLU-667 at 400 mg QD Confirmed PR with treatment ongoing >17 weeks RET-fusion NSCLC Initiated BLU-667 at 400 mg QD Discontinued BLU-667 due to progression RET-mutant MTC Initiated BLU-667 at 400 mg QD SD with radiographic tumor reduction Treatment ongoing >4 months Responses in 2 of 4 patients previously treated with Loxo-292 Data cut-off: May 24, 2019 43 Patient 1 Patient 2 Patient 3 January 2019 May 2019 PR: -47% Baseline Courtesy Professor Besse, Gustave Roussy Cancer Center RET-mutant MTC Initiated BLU-667 at 200 mg QD Confirmed PR with treatment ongoing >1 year

Key BLU-667 program next steps

Status	Planned next steps
1. Previously treated NSCLC and MTC • 60%+ ORRs; mDORs not reached • Well tolerated to date • FDA breakthrough therapy designations	• Submit NDA for previously treated NSCLC in Q1 2020 • Submit NDA for previously treated MTC in 1H 2020
2. First-line NSCLC • 71% ORR in treatment-naïve NSCLC • Preliminary FDA feedback	• Amend ARROW trial to expand enrollment of treatment-naïve patients and support potential expedited development • Initiate confirmatory Phase 3 trial in 1L NSCLC in 2H 2019
3. Other RET-altered cancers • Clinical responses in multiple other RET-altered cancers	• Continue to enroll basket cohorts to support development in a broad tumor-agnostic population • Initiate Phase 2 trial in resistant EGFR-mutant NSCLC in combination with osimertinib in 2H 2019 blueprint MEDICINES

Data presented at ASCO 2019 Annual Meeting. Data cut-off date: April 28, 2019.

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Questions and Answers

R.S. Living with advanced systemic mastocytosis Updated avapritinib data in patients with advanced systemic mastocytosis 24th EHA Congress Amsterdam, The Netherlands Saturday, June 15 Oral abstract: S830

Thank you